SUNAMERICA STYLE SELECT SERIES, INC.
                               Focused Portfolios

               Supplement to the Prospectus dated January 28, 2003

         Effective March 4, 2003, Van Wagoner Capital Management, Inc. ("Van Wagoner") was terminated as a subadviser to a portion of the Focused Technology Portfolio (the "Portfolio"). Until a replacement for Van Wagoner is selected, AIG SunAmerica Asset Management Corp., as manager, will monitor that portion of the Portfolio.

Dated: March 5, 2003